                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                                      AND

                     FIRST AMENDMENT TO SECURITY AGREEMENT


                 FOURTH AMENDMENT, dated as of April 26, 1993 (the "Amendment"), to the Secured Revolving Credit Agreement, dated as of September 23, 1991 (as heretofore amended, the "Credit Agreement"), among THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation and debtor-in- possession (the "Borrower"), the banks party thereto (the "Banks") and CHEMICAL BANK, a New York banking corporation ("Chemical"), as successor by merger to Manufacturers Hanover Trust Company, as agent for the Banks (in such capacity, the "Agent"); and FIRST AMENDMENT to the Security Agreement, dated as of September 23, 1991 (the "Security Agreement"), between the Borrower and the Agent.



                              W I T N E S S E T H:


                 WHEREAS, on September 23, 1991, the Borrower, the Banks and the Agent entered into the Credit Agreement;

                 WHEREAS, the Maturity Date under the Credit Agreement is currently scheduled to occur on September 23, 1993;

                 WHEREAS, the Borrower has requested that the Borrower and the Agent agree to extend the Maturity Date to December 31, 1994 and to make certain additional amendments to the Credit Agreement as further specified herein;

                 WHEREAS, certain Banks no longer wish to be parties to the Credit Agreement; and

                 WHEREAS, certain Banks and the Agent have agreed to extend the Maturity Date under the Credit Agreement and make certain additional amendments on the terms and conditions set forth below;

                 NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                 SECTION 1. DEFINED TERMS. (a) Unless otherwise defined herein, terms that are defined in the Credit Agreement are used herein as so defined.

                 (b) For purposes of this Amendment, the following terms shall have the following meanings:

                 "Fourth Amendment Effective Date" means June 1, 1993, or such later date on which all conditions precedent set forth in Section 11 hereof shall have been satisfied or waived.

                 "Remaining Bank" means a Bank designated as a "Remaining Bank" on the signature pages hereto.

                 "Terminating Bank" means a Bank which has chosen not to remain a Bank under the Credit Agreement after the Fourth Amendment Effective Date, the Commitment of which Terminating Bank will terminate on the Fourth Amendment Effective Date in accordance with the terms of this Amendment.

                 SECTION 2. AMENDMENT OF INTRODUCTORY STATEMENT. Clause (a) of the fourth paragraph of the Introductory Statement is hereby amended in its entirety to read as follows:

                 "(a) a first priority perfected Lien from the Borrower in all property of the Borrower, other than voting securities of Subsidiaries that are "Gas Utility Companies" under PUHCA ('Excluded Securities') that is not otherwise subject to a Lien;"

                 SECTION 3. AMENDMENT OF SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the definition of the term "Maturity Date" in its entirety and inserting in lieu thereof the following definition:

                 "'Maturity Date' means December 31, 1994."; and

                 (b) inserting in the appropriate alphabetical order the following new definition:

                 "'Fourth Amendment' means the Fourth Amendment, dated as of April 26, 1993, to this Agreement.

                 SECTION 4.  AMENDMENT OF SECTION 2.10.  Subsection (a) of
Section 2.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety.

                 SECTION 5. AMENDMENT OF SECTION 6.1. Section 6.1 of the Credit Agreement is hereby amended by deleting subsection (g) thereof in its entirety and inserting in lieu thereof the following subsection:

                 "(g)  The following Debt incurred by Columbia LNG Corporation:
         Debt for which there is no recourse to the Borrower and which is incurred to (i) refinance or replace Permitted Intercompany Loans not to exceed $50,000,000 in the aggregate or (ii) finance the recommissioning of existing facilities and the construction of a new liquifaction unit including related improvements at the Cove Point Terminal."

                 SECTION 6. AMENDMENT OF SECTION 6.4. Section 6.4 of the Credit Agreement is hereby amended by (a) by inserting the following new subsection immediately after subsection (d) thereof:

                 "(e) investments by the Borrower in any of the Subsidiaries listed in Exhibit A to the Fourth Amendment, provided that after giving effect to any such investment the capitalization of such Subsidiary, determined on a basis consistent with Exhibit A to the Fourth Amendment, shall be substantially as set forth in Exhibit A to the Fourth Amendment;" and

                 (b) redesignating subsections (e) and (f) thereof as subsections (f) and (g), respectively.

                 SECTION 7. AMENDMENT OF SECTION 6.6. Clause (iii) of subsection (a) of Section 6.6 of the Credit Agreement is hereby amended by inserting at the end thereof the following phrase "occurring after June 1, 1993".

                 SECTION 8. AMENDMENT OF SECTION 6.11. Section 6.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following Section:

                 "SECTION 6.11. LIMITATION ON CAPITAL EXPENDITURES. The Borrower will not, and will not permit any Subsidiary (other than TCO) to, make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditures exceeding, in the aggregate for the Borrower and its Subsidiaries (other than TCO), (i) $309,000,000 for the fiscal year ending December 31, 1993 and (ii) $388,000,000 for the fiscal year ending December 31, 1994; provided, however, that if Columbia Gulf Transmission Corporation at any time ceases its participation in the Arkoma G-I Line Project, the amounts of expenditures permitted under clauses (i) and (ii) above shall be reduced to $301,000,000 and $323,000,000, respectively. Any portion of such amounts that are not expended in the period set forth in clause (i) above may be added to the amount which may be expended in the next succeeding period."

                 SECTION 9. AMENDMENT OF SECTION 6.12. Section 6.12 of the Credit Agreement is hereby amended by inserting the following dates and required EBITDA amounts at the ends of the appropriate columns, immediately following the date "September 30, 1993" and the EBITDA amount "17,000,000" appearing in such Section:

                 Period Ended                      EBITDA Amount
                 ------------                      -------------
                "October 31, 1993                   11,000,000
                 November 30, 1993                  51,000,000
                 December 31, 1993                  99,000,000
                 January 31, 1994                  150,000,000
                 February 28, 1994                 163,000,000
                 March 31, 1994                    159,000,000
                 April 30, 1994                    106,000,000
                 May 31, 1994                       49,000,000
                 June 30, 1994                      10,000,000
                 July 31, 1994                      (5,000,000)
                 August 31, 1994                    (1,000,000)
                 September 30, 1994                 (6,000,000)
                 October 31, 1994                   11,000,000
                 November 30, 1994                  52,000,000
                 December 31, 1994                  97,000,000"

                 SECTION 10. AMENDMENT OF SCHEDULE I. The Credit Agreement is hereby amended by deleting Schedule I thereto in its entirety and inserting in lieu thereof Schedule I attached hereto.

                 SECTION 11. AMENDMENT OF COMMITMENTS. On the Fourth Amendment Effective Date, the following events shall occur:

                 (i) the Commitments of each Terminating Bank shall automatically terminate and each such Terminating Bank shall cease to be a Bank under the Credit Agreement;

                 (ii) any outstanding Loans owing to the Terminating Banks on the Amendment Effective Date shall be repaid by the Borrower in full;

                 (iii) the Borrower shall make such Borrowings from and repayments to the Remaining Banks as shall be required to cause the aggregate principal amount of outstanding Loans of each Bank under the Credit Agreement to equal such Bank's Pro Rata Share of the total Loans Outstanding after giving effect to such Borrowings and repayments and the other provisions of this Amendment; and

                 (iv) if any Letters of Credit are outstanding on the Amendment Effective Date, (A) each of the Terminating Banks shall be deemed to have sold and transferred all of its interest and participation in each such outstanding Letter of Credit to the Fronting Bank with respect thereto and (B) each of the Fronting Banks and the Remaining Banks shall be deemed to have unconditionally and irrevocably sold and/or purchased, in each case without recourse or warranty, such undivided interests and participations in all outstanding Letters of Credit as shall be required to cause each Bank's percentage participation in the obligations under each outstanding Letter of Credit to equal such Bank's Pro Rata Share (after giving effect to the provisions of this Amendment) of the obligations under such Letter of Credit.

                 SECTION 12. AMENDMENT OF SECURITY AGREEMENT. (a) The Borrower hereby confirms and agrees that, effective as of the Fourth Amendment Effective Date, in accordance with Section 2 hereof, the definition of "Excluded Securities" shall be amended to exclude all shares of capital stock of Columbia LNG Corporation, and accordingly, effective as of the Fourth Amendment Effective Date, Columbia LNG Corporation shall be deemed to be an "Issuer" for purposes of Section 1 of the Security Agreement, and all shares of capital stock of Columbia LNG Corporation owned by the Borrower, together with all stock certificates, options or rights of any nature whatsoever that may at any time be issued by Columbia LNG Corporation to the Borrower (collectively, the "LNG Stock") shall be deemed to be "Pledged Stock" for purposes of the Security Agreement.

                 (b)  In furtherance of the agreements set forth in subsection
(a) above, the Borrower hereby grants, mortgages, pledges, assigns, transfers, sets over, conveys and delivers to the Agent for the ratable benefit of the Banks, effective as of the Fourth Amendment Effective Date, a security interest in and lien on all of the Borrower's right, title and interest in, to and under the LNG Stock, whether now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest. Such security interest and lien shall be subject to and governed by the terms and provisions of the Security Agreement.

                 SECTION 13. CONDITIONS PRECEDENT TO EFFECTIVENESS. The agreement of each Bank and the Agent to enter into this Amendment is subject to the satisfaction of the following conditions precedent:

                 (a) the Agent shall have received, with a counterpart for each Bank, this Amendment, duly executed and delivered by the parties thereto;

                 (b) each of the Remaining Banks as to which the Commitment after giving effect to this Amendment will be different from its Commitment prior to the Fourth Amendment Effective Date shall have delivered to the Agent, for the benefit of the Borrower, the Note previously issued to such Bank under the Credit Agreement, marked "cancelled," in exchange for a new Note, duly executed and delivered by the Borrower in favor of such Bank, and reflecting the Bank's Commitment after giving effect to this Amendment;

                 (c) each of the Terminating Banks shall have delivered to the Agent, for the benefit of the Borrower, the Note previously issued to such Bank under the Credit Agreement, marked "cancelled."

                 (d) the Agent shall have received, with a counterpart for each Bank, an opinion of Daniel L. Bell, Esq., Chief Legal Officer of the Borrower, dated the Fourth Amendment Effective Date, in form and substance satisfactory to the Agent;

                 (e) the Bankruptcy Court shall have entered an order in the Chapter 11 Case, in form and substance satisfactory to the Agent, authorizing the execution, delivery and performance by the Borrower of this Amendment and affirming the continued validity of the Agreement and the Security Agreement, as amended hereby, and the validity and priority of the superpriority claims and liens granted in favor of the Agent and the Banks;

                 (f) no Default or Event of Default shall have occurred and be continuing;

                 (g) all representations and warranties of the Borrower contained in the Agreement and the Security Agreement, or otherwise made in connection therewith, shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                 (h) the Borrower shall have paid to the Agent, for the account of each Remaining Bank, a renewal fee of 5/8 of 1% of such Bank's Commitment, as in effect after giving effect to this Amendment;

                 (i) all other fees payable by the Borrower to the Agent and the Banks on or before the Fourth Amendment Effective Date shall have been paid in full;

                 (j) the Securities and Exchange Commission shall have issued its order approving the transactions contemplated by this Amendment;

                 (k) the Agent shall have received, with a counterpart for each Bank, copies of the resolutions, in form and substance satisfactory to the Agent, of the board of directors of the Borrower authorizing the Borrower to enter into this Amendment, certified by the Secretary or an Assistant Secretary of the Borrower as of the Fourth Amendment Effective Date, which certificate shall state the such resolutions have not been amended, modified revoked or rescinded;

                 (l) the Agent shall have received a certificate, dated the Fourth Amendment Effective Date, of a Responsible Officer of the Borrower as to the facts specified in subsections (g) through (j) above; and

                 (m) the Agent shall have received such additional documents as it shall have reasonably requested.

The Agent shall deliver all Notes received by the Remaining Banks and the Terminating Banks to the Borrower promptly following receipt thereof.

                 SECTION 14. CONSENT OF BANKS TO AMENDMENTS. Execution and delivery of this Amendment by each Terminating Bank shall constitute the consent of such Terminating Bank to the termination of its Commitment and the repayment of any outstanding Loans to such Terminating Bank in accordance with
Section 11 hereof. Execution and delivery of this Amendment by each Remaining Bank shall constitute the consent of such Remaining Bank to (i) the amendment of such Bank's Commitment, as set forth on Schedule I hereto, and to all borrowings and repayments to be made pursuant to Section 11 hereof and (ii) all further amendments to the Credit Agreement and the Security Agreement as set forth in Sections 2 through 12 hereof.

                 SECTION 15. CONTINUING EFFECT; AMENDMENT LIMITED. Except as expressly amended hereby, the Credit Agreement and the Security Agreement shall continue to be and shall remain in full force and effect in accordance with their respective terms. Any reference to the "Agreement" in the Credit Agreement or the "Credit Agreement" in the Security Agreement shall be a reference to the Credit Agreement as amended by this Amendment. Any reference to the "Security Agreement" in the Credit Agreement or the "Agreement" in the Security Agreement shall be a reference to the Security Agreement as amended by this Amendment.

                 SECTION 16. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

                 SECTION 17. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one agreement.

                 IN WITNESS WHEREOF, each party has caused this Amendment to be executed and delivered by its respective duly authorized officer as of the date first above written.

                                             THE COLUMBIA GAS SYSTEM, INC.



                                             By:--------------------------------
                                                Title:

                                             CHEMICAL BANK, as a Remaining Bank,
                                               as Agent and as Concentration
                                               Bank


                                             By:--------------------------------
                                                Title:

                                             BANK OF MONTREAL, as a Remaining
                                               Bank


                                             By: -------------------------------
                                                 Title:

                                             BANQUE NATIONALE DE PARIS, as a
                                               Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             By:--------------------------------
                                                Title:

                                             BANQUE PARIBAS, as a Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             By:--------------------------------
                                                Title:

                                             BERLINER HANDELS-UND FRANKFURTER
                                               BANK, as a Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             By:--------------------------------
                                                Title:

                                             CANADIAN IMPERIAL BANK OF COMMERCE
                                               (NEW YORK BRANCH), as a Remaining
                                               Bank


                                             By:--------------------------------
                                                Title:

                                             CONTINENTAL BANK, as a Remaining
                                               Bank


                                             By:--------------------------------
                                                Title:

                                             CREDIT LYONNAIS, CAYMAN ISLAND
                                               BRANCH, as a Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             CROWN LEASING USA INC., as a
                                               Terminating Bank


                                             By:--------------------------------
                                                Title:

                                             GREAT AMERICAN INSURANCE COMPANY,
                                               as a Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             J.P. MORGAN DELAWARE, as a
                                               Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             MELLON BANK, N.A., as a Remaining
                                               Bank


                                             By:-------------------------------
                                                Title:

                                             NATIONAL CITY BANK, as a Remaining
                                               Bank


                                             By:--------------------------------
                                                Title:

                                             PITTSBURGH NATIONAL BANK, as a
                                               Remaining Bank


                                             By:--------------------------------
                                                Title:

                                             SOCIETE GENERALE, as a Remaining
                                               Bank


                                             By:--------------------------------
                                                Title:

                                             U.S. WEST FINANCIAL SERVICES, as a
                                               Terminating Bank


                                             By:--------------------------------
                                                Title:

                                             WESTPAC BANKING CORPORATION, as a
                                               Terminating Bank


                                             By:--------------------------------
                                                Title:

                                   SCHEDULE I

Bank                                       Pro Rata Share                                   Commitment
- ----                                       --------------                                   ----------
CHEMICAL BANK                                    9.5%                                     $  9,500,000
BANK OF MONTREAL                                 8.5                                         8,500,000
BANQUE NATIONALE DE PARIS                        6                                           6,000,000
BANQUE PARIBAS                                   6                                           6,000,000
BERLINER HANDELS-UND
  FRANKFURTER BANK                               6                                           6,000,000
CANADIAN IMPERIAL BANK OF
  COMMERCE (NEW YORK BRANCH)                     8.5                                         8,500,000
CONTINENTAL BANK                                 6                                           6,000,000
CREDIT LYONNAIS, CAYMAN
  ISLAND BRANCH                                  6                                           6,000,000
GREAT AMERICAN INSURANCE
  COMPANY                                        6                                           6,000,000
J.P. MORGAN DELAWARE                             8.5                                         8,500,000
MELLON BANK, N.A.                                8.5                                         8,500,000
NATIONAL CITY BANK                               6                                           6,000,000
PITTSBURGH NATIONAL BANK                         6                                           6,000,000
SOCIETE GENERALE                                 8.5                                         8,500,000
                                                                                          ------------

                                                                                          $100,000,000
                                                                                          ============